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                                                                Exhibit 13.(a).2

 CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of CDC Corporation (the "Company") on Form 20-F for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F"), I, Keith Oliver, chief financial officer of the Company, certify that:

(1) The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 30, 2005

                                                         /s/ Keith Oliver
                                                    ----------------------------
                                                      Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to CDC Corporation and will be retained by CDC Corporation and furnished to the Securities and Exchange Commission or its staff upon request.